UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Douglas G. Hess, President
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6609
(Registrant's telephone number, including area code)

Date of fiscal year end: September 30, 2014

Date of reporting period: September 30, 2014

Item 1. Reports to Stockholders.

SCHARF FUNDS

Scharf Fund – LOGIX

Scharf Balanced Opportunity Fund – LOGOX

ANNUAL REPORT
September 30, 2014

Scharf Investments, LLC

SCHARF FUNDS

TABLE OF CONTENTS

To Our Shareholders	1
Investment Highlights	8
Expense Examples	11
Sector Allocation of Portfolio Assets	13
Schedule of Investments	15
Statements of Assets and Liabilities	23
Statements of Operations	24
Statements of Changes in Net Assets	25
Financial Highlights	27
Notes to Financial Statements	29
Report of Independent Registered Public Accounting Firm	43
Notice to Shareholders	44
Information about Trustees and Officers	45
Householding	48
Privacy Notice	49

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TO OUR SHAREHOLDERS

PERFORMANCE AS OF 9/30/2014
THE SCHARF BALANCED OPPORTUNITY FUND
			Since Inception
	6 Months	One Year	12/31/2012
Cumulative:
Scharf Balanced Opportunity Fund	5.07%	13.93%	28.94%
Lipper Balanced Funds Index
(with dividends reinvested)	2.91%	10.52%	21.96%
Barclays U.S. Aggregate Bond Index	2.21%	3.96%	1.99%
S&P 500® Index (with dividends reinvested)	6.42%	19.73%	43.43%

Annualized:
Scharf Balanced Opportunity Fund		13.93%	15.65%
Lipper Balanced Funds Index
(with dividends reinvested)		10.52%	12.03%
Barclays U.S. Aggregate Bond Index		3.96%	1.13%
S&P 500® Index (with dividends reinvested)		19.73%	22.92%

THE SCHARF FUND
			Since Inception
	6 Months	One Year	12/30/2011
Cumulative:
Scharf Fund	7.79%	20.39%	63.35%
S&P 500® Index (with dividends reinvested)	6.42%	19.73%	66.39%

Annualized:
Scharf Fund		20.39%	19.51%
S&P 500® Index (with dividends reinvested)		19.73%	20.31%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-866-572-4273.  The gross expense ratios for the Scharf and Balanced Opportunity Funds are 1.50% and 2.15%, respectively.  The net expense ratios for the Scharf and Balanced Opportunity Funds are 1.29% and 1.25%, respectively, after fee waivers and expense reimbursements, including acquired fund fees and expenses.  The Adviser has contractually agreed to waive fees through 1/27/15.  The Scharf and Balanced Opportunity Funds charge a 2% redemption fee on redemptions or exchanges of fund shares that are made within 60 and 15 days of purchase, respectively.  Had a redemption fee been included, returns would be lower.

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Dear Fellow Shareholders,

For the year ended 09/30/2014, the Scharf Balanced Opportunity Fund returned 13.93% compared to the 10.52% return for the Lipper Balanced Fund Index.  The key contributors to relative performance for the period were Allergan, Inc., Advance Auto Parts, Inc., China Mobile Limited, CVS Caremark Corporation, and McKesson Corporation.  The key detractors from relative performance were NCR Corporation, Samsung Electronics Co., Ltd, Civeo Corp., Porsche Automobil Holding SE, and Sandridge Permian Trust.

The Scharf Fund returned 20.39% compared to the 19.73% for the S&P 500® Index over the past twelve months.  The key contributors to relative performance for the period were Allergan, Inc., Advance Auto Parts, Inc., CVS Caremark Corporation, Halliburton Co., and Canadian Pacific Railway Limited.  The key detractors from relative performance were NCR Corporation, Samsung Electronics Co., Ltd, Porsche Automobil Holding SE, Aflac Inc., and Sanofi.

MARKET COMMENTARY

Defense Wins Championships:  Unfortunately, defense was in short supply for my beloved Oakland Athletics.  It just is not your year when the catcher breaks his thumb in the first inning of a critical playoff game while his replacement allows seven stolen bases and drops a pitchout with the winning run heading to second in extra innings.  For sabermetricians, the A’s still finished with the best run differential in baseball.  Cold comfort for long suffering fans like me.  But I digress…

Recent market volatility (particularly in small-cap stocks) has reminded investors that stocks go down as well as up.  Knowing declines are inevitable, we seek to protect client assets in down markets.  This has had the dual effect of generating similar performance while keeping shareholders invested in the Scharf Fund and Scharf Balanced Opportunity Fund (each, a “Fund” and together, the “Funds”) to allow them to participate in potential recoveries/market upswings.  We continue to hold what we believe to be a conservatively positioned portfolio.  The Scharf Fund has over 10% in cash with a bias towards more stable large global companies.  The Scharf Balanced Opportunity Fund also holds higher quality fixed income securities and excess cash in reserve.

Seeking Less Risk With Excess Returns:  On the upside, we believe that our current portfolios have favorable risk/reward characteristics and appear historically undervalued.  One metric we rely on is what we refer to as the favorability ratio.  For example, the favorability ratio based on Price-to-Earnings (P/E) would simply be the portfolio’s upside to its median historical high P/E relative to the portfolio’s downside to its historical median low P/E.  Typically, a good upside to downside ratio would be 3 to 1 (e.g. 30% upside potential and 10% downside risk).  As shown below we believe the median company in our portfolio* has 63% upside to its

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median high P/E with limited downside to its median low P/E while the S&P (based on optimistic earnings estimates) offers only 9% upside to its median high with more downside to its median low P/E.

Source: Value Line, Scharf Investments, LLC, Bernstein Research
*	Excludes companies where Value Line data is unavailable as well as certain financials where Price-to-Book is a more appropriate valuation metric.

On an individual stock basis, the chart below illustrates that all but two of our companies (which we believe will have higher earnings than shown by Value Line) have more upside to their median high P/E than the S&P 500® Index.

Source: Value Line, Scharf Investments, LLC, Bernstein Research
*	Equity holdings of the Scharf Fund and Scharf Balanced Opportunity Fund.

“A” is for Alternative:  The investment world has undergone a dramatic change over the last couple of decades.  A big driver of change was the application of Modern Portfolio Theory (“MPT”) which asserts that portfolios should include not just stocks and bonds but also many other types of “non-correlated” assets.  The resulting portfolios are supposed to be better optimized for the best trade off between risk (in our opinion erroneously defined as volatility) and return.

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It was not that long ago that most pensions, endowments and foundations adhered to a conservative mix of stocks and bonds.  No longer content with the simple bond/stock allocations offered to mere mortal investors, the wizards of Wall Street used MPT to create the Yale Model.  This became the gold standard for some institutional investors who began to diversify (we would say “diworsify”) across a variety of asset classes including hedge funds, private equity, venture capital, public equity, real estate and fixed income.  As with most things that appear too good to be true, the results have not kept pace with the hype.  Over the course of the current market cycle, a simple mix of 60% stocks and 40% bonds (as represented in the chart below by 60% invested in the S&P 500® Index and 40% invested in the Barclays U.S. Government/Credit Bond Index “BGC”) outperformed the Yale Model with less volatility.

Source: PSN, Scharf Investments, LLC
Past performance does not guarantee future results.

Expensive and complicated hedge funds have been one of the biggest beneficiaries of the Yale Model.  Driven in large part by proponents of this model, institutional investors of all stripes poured money into alternative asset classes.  As noted by Hedge Fund Research, Inc. (HFR), over the past decade alone, hedge fund assets have swelled from around $850 billion to approximately $2.4 trillion.  In spite of this, or perhaps because of it, returns have been mediocre (likely as many became hedge fund managers despite any real talent or track record).  As shown below, an investor with a considerably more transparent portfolio of 50% invested in the S&P 500® Index and 50% invested in cash would have significantly exceeded those of the HFRI Equity Hedge (Total) Index (a commonly used index of hedge funds) with lower downside capture.  Those with a greater ability to handle short-term volatility could have been even better off in equities as evidenced by the fact that a simple S&P 500® Index fund returned 77% more than the HFRI Equity Hedge (Total) Index over the same period.

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Five-Year Returns through September 30, 2014 (rebalanced monthly)

	Cumulative	Downside
	Return	Capture
HFRI Equity Hedge (Total) Index	30%	67%
Balanced Index (60% S&P 500/40% BGC)	71%	47%
50% Cash/50% S&P 500	46%	50%
S&P 500	107%	100%
Source: PSN, HFR, Scharf Investments, LLC
Note: Excludes transaction costs for the S&P 500 as well as the Balanced Index
Past performance does not guarantee future results.

The recent decision by CalPERS to drop hedge funds from its asset mix is notable.  We sense that institutions are slowly returning to a more classic allocation approach with emphasis back on a basic mix of stocks and bonds.  We believe this trend validates our investment philosophy.  More importantly, our historical track record demonstrates that one does not need thousands of securities, multiple managers or esoteric strategies to put together a successful portfolio.

INVESTMENT STRATEGY

While we are always mindful of how economic conditions and current events impact companies, macroeconomic forecasts are not the primary consideration in our decision-making process.  We focus the bulk of our energies on fundamental research and independent company analysis to identify securities which we believe are trading at significant discounts to fair value.  We use a bottom-up, valuation-oriented strategy because stocks with low valuation ratios have often outperformed stocks with higher valuation ratios over the long term.  By purchasing securities when they appear to be at a discount to fair value, we also hope to mitigate potential downside risk.  In addition, the firm maintains a limited number of portfolios, favoring quality over quantity.  We focus only on our best ideas as we believe owning too many stocks is counterproductive to enhancing risk/reward.  Finally, we are style box agnostic and search for compelling investments in companies large and small, foreign and domestic.  To that end, we are optimistic about the current portfolio and believe the Funds are well positioned for long-term investors.

As an example, one of our recent investments, DENTSPLY International Inc., is a 115 year old global leader in professional dental products.  The company operates in 120 countries with international sales representing around two-thirds of total annual net revenues.  We believe DENTSPLY is well positioned to benefit from longer-term increases in utilization both in developed and emerging economies.  For example, while dentistry is becoming a growing priority in emerging markets, current utilization rates remain extremely low.  With the global middle-class population expected to triple by 2030, we expect demand for more advanced treatment options to significantly expand the over-all market.  We believe growing evidence around the health benefits of dental hygiene combined with continued technological advances

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and aging demographics bodes well for developed market growth as well.  In addition, the dental supply market is still fragmented which should lead to consolidation opportunities for DENTSPLY, the current market leader.  Despite attractive fundamentals, the company trades near its median low price-to-earnings ratio with significant upside potential to its median high price-to-earnings ratio.

IN CLOSING

For nearly 30 years, Scharf Investments, LLC has operated as an independent employee-owned firm dedicated to providing the highest quality investment management services.  During this time, the Firm has established a track record based on a disciplined investment approach.  That approach continues today with the Scharf Fund and the Scharf Balanced Opportunity Fund.

One of our core beliefs has always been that our personal interests should be aligned with those of our clients.  As such, every member of our investment committee is invested alongside our clients.  On a personal level, as the first and one of the largest individual shareholders in both Funds, my family has a significant interest in the Funds’ success.  As a shareholder, I hope you take comfort in the knowledge that having our own money invested alongside yours will be a powerful motivator to sharpen our focus and avoid taking undue risk.

We thank you for the trust and confidence you have placed in us.  We welcome your comments and questions.

Brian Krawez
President and Portfolio Manager

Mutual fund investing involves risk.  Principal loss is possible.  The Funds are non-diversified, meaning they may concentrate their assets in fewer individual holdings than a diversified fund.  Therefore, the Funds are more exposed to volatility than a diversified fund.  The Funds may invest in securities representing equity or debt.  These securities may be issued by small- and medium-sized companies, which involve additional risks such as limited liquidity and greater volatility.  The Funds may invest in foreign securities which involve greater volatility, political, economic and currency risks, and differences in accounting methods.  These risks are greater for emerging markets. The Funds may invest in exchange-traded fund (“ETFs”) or mutual funds, the risks of owning either generally reflecting the risks of owning the underlying securities held by the ETF or mutual fund.  The Funds follows an investment style that favors relatively low valuations.  Investment in debt securities typically decrease in value when interest rates rise.  This risk is usually greater for longer-term debt securities.  Investment in lower-rated, non-rated and distressed securities presents a greater risk of loss to principal and interest than higher-rated securities.

The S&P 500® Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.  You cannot invest directly in an index.

The Lipper Balanced Funds Index is an index of open-end mutual funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both equities and bonds. You cannot invest directly in an index.

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The Barclays U.S. Aggregate Bond Index is a broad based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government related and corporate securities.

The Barclays U.S. Capital Government/Credit Bond Index includes Treasuries (i.e., public obligations of the U.S. Treasury that have remaining maturities of more than one year), government-related issues (i.e., agency, sovereign, supranational, and local authority debt), and corporates. As of 9/30/14 the index returned 4.1% over the one year period and 6.6% since the Fund’s inception (12/30/2011).

60% S&P 500/40% Barclays U.S. Government Credit- This blended index is composed of 60% of the Standard & Poor’s 500® Index with income and 40% of the Barclays Capital Government/Credit Bond Index rebalanced monthly. As of 9/30/14 the blended index returned 13.3% over the one year period and 39.8% since the Fund’s inception (12/30/2011).

Value Line is an independent investment research and financial publishing firm.

Price to Earnings Ratio (P/E) is a valuation ratio of a company’s current share price compared to its per-share earnings.  Upside to historical median P/E and downside to historical median P/E are terms used to describe the adviser’s estimated reward and risk of an individual security.

Favorability ratio is a metric we use to measure upside return potential relative to downside risk.

Price to Book Value is the ratio of the company’s current price divided by the latest quarter’s book value per share.

Downside Capture is statistical measure of investment performance in a down market.

Correlation is a statistical measure of how two securities move in relation to each other.

Diversification is a risk management technique that mixes a wide variety of investments within a portfolio.

The Yale Model generally divides a portfolio into roughly a half dozen investment allocations to different asset classes.  The Yale Endowment is the $23.9 billion endowment managed for the benefit of Yale University.  The endowment’s returns are measured for the university’s fiscal year ending on June 30.

Hedge Fund Research, Inc. (HFR) was established in 1992 and specializes in the areas of indexation and analysis of hedge funds.  The HFRI Equity Hedge (Total) Index is a common hedge fund benchmark comprised of over 2,400 funds typically maintaining at least 50% exposure to equities, both long and short.

The California Public Employees’ Retirement System (CalPERS) is an agency in the California executive branch that manages pension and health benefits for more than 1.6 million California public employees, retirees, and their families.

The Plan Sponsor Network Enterprise (“PSN”), is a web-based application that utilizes the PSN database to provide institutional manager returns. The PSN database is the largest database in the financial industry with data on over 2,000 investment management firms and 10,000 products.

All investments involve risk. Principal loss is possible. A stock may trade with more or less liquidity than a bond depending on the number of shares and bonds outstanding, the size of the company, and the demand for the securities. Bonds traditionally experience less volatility than stocks and typically decrease in value when interest rates rise. A hedge fund is an investment in a private partnership and should not be considered a liquid investment as investors in these products are typically required to maintain their investment in the hedge fund for at least a year or more.

The information provided herein represents the opinion of the Funds’ manager, is subject to change at any time, is not guaranteed and should not be considered investment advice.

The Funds’ holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security.  Please refer to the Schedule of Investments in this report for a complete list of Fund holdings.

Must be preceded or accompanied by a prospectus.

The Scharf Funds are distributed by Quasar Distributors, LLC.

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Comparison of the change in value of a hypothetical $10,000 investment in the Scharf Fund vs. the S&P 500® Index.

Average Annual Total Return for the Periods Ended 9/30/2014:

	1 Year	Since Inception1
Scharf Fund	20.39%	19.51%
S&P 500® Index	19.73%	20.31%

Performance data quoted on this page represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-866-572-4273 (1-866-5SCHARF).

Returns reflect reinvestment of dividends and capital gains distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions, or redemption of Fund shares. The performance data and graph do not reflect the 2.00% redemption fee imposed on shares held 60 days or less. Indices do not incur expenses and are not available for investment.

The S&P 500® Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.

1 The Fund commenced operations on December 30, 2011.

SCHARF BALANCED OPPORTUNITY FUND

Comparison of the change in value of a hypothetical $10,000 investment in the Scharf Balanced Opportunity Fund vs. the S&P 500® Index,
the Lipper Balanced Funds Index, and the Barclays U.S. Aggregate Bond Index.

Average Annual Total Return for the Periods Ended 9/30/2014:

	1 Year	Since Inception1
Scharf Balanced Opportunity Fund	13.93%	15.65%
S&P 500® Index	19.73%	22.92%
Lipper Balanced Funds Index	10.52%	12.03%
Barclays U.S. Aggregate Bond Index	3.96%	1.13%

Performance data quoted on this page represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-866-572-4273 (1-866-5SCHARF).

Returns reflect reinvestment of dividends and capital gains distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions, or redemption of Fund shares. The performance data and graph do not reflect the 2.00% redemption fee imposed on shares held 15 days or less. Indices do not incur expenses and are not available for investment.

The S&P 500® Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.

SCHARF BALANCED OPPORTUNITY FUND

The Lipper Balanced Funds Index is an equally weighted index of the 30 largest U.S. balanced funds.

The Barclays U.S. Aggregate Bond Index is a broad based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government related and corporate securities.

1	The Fund commenced operations on December 31, 2012.

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EXPENSE EXAMPLES at September 30, 2014 (Unaudited)

Shareholders in mutual funds generally incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service fees, and other fund expenses. The Scharf Fund and the Scharf Balanced Opportunity Fund are no-load mutual funds. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested in each Fund at the beginning of the period and held for the entire period (4/1/14-9/30/14).

Actual Expenses
The first line of the tables below provide information about actual account values and actual expenses, with actual net expenses being limited to 1.25% of the Scharf Fund and 1.20% of the Scharf Balanced Opportunity Fund per the operating expenses limitation agreement. Although the Funds charge no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.  The Examples below include, but are not limited to, management fees, fund accounting, custody and transfer agent fees. You may use the information in the first line of the tables, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and will not help you determine the relative total costs of owning different funds, as they may charge transaction costs, such as sales charges (loads), redemption fees, or exchange fees.

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EXPENSE EXAMPLES at September 30, 2014 (Unaudited), Continued

Scharf Fund
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	4/1/14	9/30/14	4/1/14 – 9/30/14
Actual	$1,000.00	$1,077.90	$6.51
Hypothetical (5% return
before expenses)	$1,000.00	$1,018.80	$6.33

*
Expenses are equal to the Fund’s annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 183 (days in most recent fiscal half-year)/365 days to reflect the one-half year expense.

Scharf Balanced Opportunity Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	4/1/14	9/30/14	4/1/14 – 9/30/14
Actual	$1,000.00	$1,050.70	$6.17
Hypothetical (5% return
before expenses)	$1,000.00	$1,019.05	$6.07

*
Expenses are equal to the Fund’s annualized expense ratio of 1.20%, multiplied by the average account value over the period, multiplied by 183 (days in most recent fiscal half-year)/365 days to reflect the one-half year expense.

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SECTOR ALLOCATION OF PORTFOLIO ASSETS at September 30, 2014 (Unaudited)

Percentages represent market value as a percentage of total investments.

SCHARF BALANCED OPPORTUNITY FUND

SECTOR ALLOCATION OF PORTFOLIO ASSETS at September 30, 2014 (Unaudited)

Percentages represent market value as a percentage of total investments.

SCHARF FUND
SCHEDULE OF INVESTMENTS at September 30, 2014

Shares	COMMON STOCKS – 83.71%	Value
	Automobiles – 5.29%
87,200	Honda Motor Co., Ltd. (b)	$3,021,290
86,638	Porsche Automobil Holding SE (b)	6,942,158
		9,963,448
	Automotive Parts and Accessories – Retail – 3.93%
56,835	Advance Auto Parts, Inc.	7,405,600

	Business Services – 2.75%
27,353	International Business Machines Corp.	5,192,420

	Computer and Electronic
	Product Manufacturing – 10.89%
77,100	Apple, Inc. (e)	7,767,825
198,135	NCR Corp. (a)	6,619,690
10,948	Samsung Electronics Co., Ltd. (c)	6,136,354
		20,523,869
	Conglomerates – 2.03%
27,707	Berkshire Hathaway, Inc. – Class B (a)	3,827,445

	Direct Health and Medical
	Insurance Carriers – 2.12%
68,731	Aflac, Inc.	4,003,581

	Drug Stores – 3.70%
87,519	CVS Caremark Corp.	6,965,637

	General Merchandise Stores – 6.92%
94,015	Dollar General Corp. (a)	5,745,257
116,386	Target Corp	7,295,074
		13,040,331
	Health and Personal Care Stores – 2.00%
137,691	Sally Beauty Holdings, Inc. (a)	3,768,603

	Internet Media – 1.87%
16,130	Baidu, Inc. – ADR (a)	3,520,050

	Medical Equipment and Supplies – 4.76%
99,589	Baxter International, Inc.	7,147,503
40,000	DENTSPLY International, Inc.	1,824,000
		8,971,503

The accompanying notes are an integral part of these financial statements.

SCHARF FUND
SCHEDULE OF INVESTMENTS at September 30, 2014, Continued

Shares	COMMON STOCKS – 83.71%, Continued	Value
	Oil and Gas Support Services – 6.51%
62,800	Apache Corp	$5,895,036
98,737	Halliburton Co.	6,369,524
		12,264,560
	Petroleum Refining – 0.48%
7,544	Chevron Corp.	900,150

	Pharmaceutical Preparation
	and Manufacturing – 7.64%
49,438	Allergan, Inc	8,809,357
54,877	Novartis AG – ADR	5,165,572
7,561	Sanofi – ADR	426,667
		14,401,596
	Property and Casualty Insurance – 5.95%
133,440	American International Group, Inc.	7,208,429
6,282	Markel Corp (a)	3,996,294
		11,204,723
	Rail Transportation – 0.59%
5,325	Canadian Pacific Railway Ltd. (b)	1,104,778

	Software Publishers – 7.82%
161,036	Microsoft Corp.	7,465,629
189,894	Oracle Corp.	7,269,142
		14,734,771
	Support Activities for Mining – 2.23%
41,365	Schlumberger, Ltd. (b)	4,206,407

	Telecommunications – 4.30%
138,090	China Mobile Ltd. – ADR	8,112,788

	Transportation Equipment Manufacturing – 1.93%
136,084	Gentex Corp.	3,642,969
	TOTAL COMMON STOCKS
	(Cost $135,085,931)	157,755,229

The accompanying notes are an integral part of these financial statements.

SCHARF FUND
SCHEDULE OF INVESTMENTS at September 30, 2014, Continued

Shares	MISCELLANEOUS INVESTMENTS – 4.20%	Value
139,770	Miscellaneous Investments (a)(f)	$7,915,175
	TOTAL MISCELLANEOUS INVESTMENTS
	(Cost $7,285,808)	7,915,175

	MONEY MARKET FUNDS – 11.92%
22,459,933	First American Tax Free
	Obligations Fund – Class Z, 0.00% (d)	22,459,933
	TOTAL MONEY MARKET FUNDS
	(Cost $22,459,933)	22,459,933
	Total Investments in Securities
	(Cost $164,831,672) – 99.83%	188,130,337
	Other Assets in Excess of Liabilities – 0.17%	322,855
	TOTAL NET ASSETS – 100.00%	$188,453,192

SCHEDULE OF OPTIONS WRITTEN at September 30, 2014

Contracts	OPTIONS WRITTEN	Value
31	Apple, Inc.
	Expiration: January 2015, Exercise Price: $75.71	$78,368
	TOTAL OPTIONS WRITTEN
	(Premiums received $46,594)	$78,368

ADR	American Depository Receipt
(a)	Non-income producing security.
(b)	U.S. traded security of a foreign issuer.
(c)	Foreign issuer.
(d)	Rate shown is the 7-day annualized yield as of September 30, 2014.
(e)	A portion of this security is pledged as collateral for written options.
(f)	Represents previously undisclosed securities which the Fund has held for less than one year.

The accompanying notes are an integral part of these financial statements.

SCHARF BALANCED OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS at September 30, 2014

Shares	COMMON STOCKS – 61.55%	Value
	Accommodation – 0.78%
25,300	Civeo Corp.	$293,733

	Ambulatory Health Care Services – 0.64%
4,000	Quest Diagnostics, Inc. (e)	242,720

	Automobiles – 3.33%
9,800	Honda Motor Co., Ltd. (b)	339,549
11,527	Porsche Automobil Holding SE (b)	923,639
		1,263,188
	Automotive Parts and Accessories – Retail – 2.55%
7,434	Advance Auto Parts, Inc.	968,650

	Business Services – 1.81%
3,624	International Business Machines Corp.	687,944

	Computer and Electronic
	Product Manufacturing – 7.76%
10,859	Apple, Inc.	1,094,044
31,609	NCR Corp. (a)	1,056,057
1,415	Samsung Electronics Co., Ltd. (c)	793,107
		2,943,208
	Conglomerates – 1.25%
3,417	Berkshire Hathaway, Inc. – Class B (a)	472,024

	Direct Health and Medical
	Insurance Carriers – 1.75%
11,400	Aflac, Inc.	664,050

	Drug Stores – 2.44%
11,625	CVS Caremark Corp.	925,234

	General Merchandise Stores – 4.73%
13,469	Dollar General Corp. (a)	823,090
15,513	Target Corp	972,355
		1,795,445
	Health and Personal Care Stores – 1.24%
17,200	Sally Beauty Holdings, Inc. (a)	470,764

	Internet Media – 1.08%
1,876	Baidu, Inc. – ADR (a)	409,400

The accompanying notes are an integral part of these financial statements.

SCHARF BALANCED OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS at September 30, 2014, Continued

Shares	COMMON STOCKS – 61.55%, Continued	Value
	Medical Equipment and Supplies – 3.26%
14,036	Baxter International, Inc.	$1,007,364
5,000	DENTSPLY International, Inc.	228,000
		1,235,364
	Oil and Gas Support Services – 4.48%
8,882	Apache Corp	833,753
13,435	Halliburton Co.	866,692
		1,700,445
	Pharmaceutical Preparation
	and Manufacturing – 5.01%
6,596	Allergan, Inc	1,175,341
7,711	Novartis AG – ADR	725,837
		1,901,178
	Property and Casualty Insurance – 4.76%
19,205	American International Group, Inc.	1,037,454
1,210	Markel Corp (a)	769,742
		1,807,196
	Real Estate – 2.08%
19,862	HCP, Inc.	788,720

	Securities, Commodity Contracts, and Other
	Financial Investments and Related Activities – 0.38%
2,780	Oaktree Cap Group, LLC.	142,058

	Software Publishers – 5.76%
23,878	Microsoft Corp.	1,106,984
28,179	Oracle Corp.	1,078,692
		2,185,676
	Support Activities for Mining – 1.84%
6,880	Schlumberger, Ltd. (b)	699,627

	Telecommunications – 3.25%
20,950	China Mobile Ltd. – ADR	1,230,813

	Transportation Equipment Manufacturing – 1.37%
19,420	Gentex Corp.	519,873
	TOTAL COMMON STOCKS
	(Cost $20,042,741)	23,347,310

The accompanying notes are an integral part of these financial statements.

SCHARF BALANCED OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS at September 30, 2014, Continued

Shares	MISCELLANEOUS INVESTMENTS – 2.85%	Value
19,100	Miscellaneous Investments (a)(f)	$1,081,633
	TOTAL MISCELLANEOUS INVESTMENTS
	(Cost $995,464)	1,081,633

	PREFERRED STOCKS – 4.72%
	Closed-End Funds – 2.79%
19,983	GDL Fund – Series B	1,013,538
1,700	General American Investors Co., Inc. – Series B	43,724
		1,057,262
	Investment Banking and Brokerage – 1.82%
34,572	Goldman Sachs Group, Inc. – Series B	692,131

	Utilities – 0.11%
2,000	SCE Trust II	43,180
	TOTAL PREFERRED STOCKS
	(Cost $1,754,027)	1,792,573

	ROYALTY TRUSTS – 0.68%
	Oil and Gas Support Services – 0.68%
26,800	SandRidge Permian Trust	260,228
	TOTAL ROYALTY TRUSTS
	(Cost $424,522)	260,228

Principal
Amount	CONVERTIBLE BONDS – 1.33%
	Blucora, Inc.
$500,000	4.25%, 4/1/2019	503,750
	TOTAL CONVERTIBLE BONDS
	(Cost $501,855)	503,750

	CORPORATE BONDS – 1.24%
	Automotive Parts and Accessories – Retail – 0.15%
	Advance Auto Parts, Inc.
50,000	5.75%, 5/1/2020	56,408

The accompanying notes are an integral part of these financial statements.

SCHARF BALANCED OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS at September 30, 2014, Continued

Principal
Amount	CORPORATE BONDS – 1.24%, Continued	Value
	Computer and Electronic
	Product Manufacturing – 0.26%
	Digital Equipment Corp.
$89,000	7.75%, 4/1/2023	$100,240
	Industrial Containers and Packaging – 0.28%
	Ball Corp.
100,000	5.75%, 5/15/2021	104,125

	Petroleum and Coal Products Manufacturing – 0.55%
	Murphy Oil USA, Inc.
200,000	6.00%, 8/15/2023	209,500
	TOTAL CORPORATE BONDS
	(Cost $473,990)	470,273

	MUNICIPAL BONDS – 3.05%
	California Health Facilities Financing Authority, Revenue
	Bonds, Chinese Hospital Association
10,000	3.00%, 6/1/2024, Series 2012	9,483
	California Health Facilities Financing Authority, Revenue
	Bonds, Persons with Developmental Disabilities
80,000	7.11%, 2/1/2021, Series 2011B	86,366
135,000	7.875%, 2/1/2026, Series 2011B	150,817
	California State, General Obligation, Highway Safety,
	Traffic Reduction, Air Quality and Port Security Bonds
65,000	6.509%, 4/1/2039, Series 2009B	76,337
	California State, General Obligation, Various Purpose
125,000	6.20%, 10/1/2019	148,058
25,000	5.60%, 11/1/2020	29,145
75,000	6.65%, 3/1/2022, Series 2010	92,685
420,000	7.95%, 3/1/2036, Series 2010	512,732
	State of Michigan, General Obligation, School Loan
	and Refunding Bonds
40,000	6.95%, 11/01/2020, Series 2009A	50,080
		1,155,703
	TOTAL MUNICIPAL BONDS
	(Cost $1,152,135)	1,155,703

The accompanying notes are an integral part of these financial statements.

SCHARF BALANCED OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS at September 30, 2014, Continued

Shares	MONEY MARKET FUNDS – 23.35%	Value
8,858,049	First American Tax Free Obligations Fund –
	Class Z, 0.00% (d)	$8,858,049
	TOTAL MONEY MARKET FUNDS
	(Cost $8,858,049)	8,858,049
	Total Investments in Securities
	(Cost $34,202,783) – 98.77%	37,469,519
	Other Assets in Excess of Liabilities – 1.23%	465,088
	TOTAL NET ASSETS – 100.00%	$37,934,607

SCHEDULE OF OPTIONS WRITTEN at September 30, 2014

Contracts	CALL OPTIONS WRITTEN	Value
40	Quest Diagnostics, Inc.
	Expiration: January 2015, Exercise Price: $55.00	$26,000
	TOTAL CALL OPTIONS WRITTEN
	(Premiums received $19,326)	$26,000

ADR	American Depository Receipt
(a)	Non-income producing security.
(b)	U.S. traded security of a foreign issuer.
(c)	Foreign issuer.
(d)	Rate shown is the 7-day annualized yield as of September 30, 2014.
(e)	A portion of this security is pledged as collateral for written options.
(f)	Represents previously undisclosed securities which the Fund has held for less than one year.

The accompanying notes are an integral part of these financial statements.

SCHARF FUNDS

STATEMENTS OF ASSETS AND LIABILITIES at September 30, 2014

		Scharf Balanced
	Scharf Fund	Opportunity Fund
ASSETS
Investments in securities, at value (identified
cost $164,831,672 and $34,202,783, respectively)	$188,130,337	$37,469,519
Receivables:
Investments sold	952,716	—
Fund shares issued	2,263,910	1,429,356
Dividends and interest	197,764	62,144
Dividend tax reclaim	17,202	3,469
Prepaid expenses	18,594	2,595
Total assets	191,580,523	38,967,083

LIABILITIES
Options written, at value
(premiums received $46,594 and $19,326, respectively)	78,368	26,000
Payables:
Investments purchased	2,666,254	924,377
Advisory fees	147,009	17,647
Fund shares redeemed	134,385	20,406
Shareholder servicing fees	46,119	4,021
Administration and fund accounting fees	19,323	8,885
Audit fees	18,600	18,600
Shareholder reporting	5,860	1,511
Custody fees	4,542	4,020
Transfer agent fees and expenses	3,905	2,158
Chief Compliance Officer fee	1,500	1,500
Legal fees	1,250	2,010
Trustee fees	168	355
Accrued other expenses	48	986
Total liabilities	3,127,331	1,032,476
NET ASSETS	$188,453,192	$37,934,607

CALCULATION OF NET ASSET VALUE PER SHARE
Net assets applicable to shares outstanding	$188,453,192	$37,934,607
Shares issued and outstanding [unlimited number
of shares (par value $0.01) authorized]	4,831,903	1,245,218
Net asset value, offering and redemption price per share	$39.00	$30.46

COMPOSITION OF NET ASSETS
Paid-in capital	$157,196,944	$32,823,288
Undistributed net investment income	165,769	138,726
Accumulated net realized gain from
investments, foreign currency and options	7,825,002	1,712,725
Net unrealized appreciation/(depreciation) on:
Investments and foreign currency	23,297,251	3,266,542
Written options	(31,774)	(6,674)
Net unrealized appreciation on investments,
foreign currency and options	23,265,477	3,259,868
Net assets	$188,453,192	$37,934,607

The accompanying notes are an integral part of these financial statements.

SCHARF FUNDS

STATEMENTS OF OPERATIONS For the Year Ended September 30, 2014

		Scharf Balanced
	Scharf Fund	Opportunity Fund
INVESTMENT INCOME
Income
Dividends (net of foreign tax withheld and issuance fees
of $136,949 and $20,754, respectively)	$1,716,773	$394,551
Interest	—	74,638
Total income	1,716,773	469,189

Expenses
Advisory fees (Note 4)	1,229,920	255,088
Shareholder servicing fees (Note 5)	124,234	25,767
Adminstration and fund accounting fees (Note 4)	109,304	53,054
Custody fees (Note 4)	31,994	16,188
Registration fees	30,664	28,754
Transfer agent fees and expenses (Note 4)	27,216	12,437
Audit fees	18,600	18,600
Reports to shareholders	9,557	994
Chief Compliance Officer fee (Note 4)	9,251	9,249
Trustee fees	7,983	6,705
Legal fees	7,711	5,563
Miscellaneous expenses	5,456	2,865
Insurance expense	3,655	979
Total expenses	1,615,545	436,243
Less: advisory fee waiver (Note 4)	(62,615)	(127,045)
Net expenses	1,552,930	309,198
Net investment income	163,843	159,991

REALIZED AND UNREALIZED GAIN/(LOSS)
ON INVESTMENTS AND OPTIONS
Net realized gain/(loss) on:
Investments	8,589,450	1,910,012
Purchased options	(33,939)	—
Foreign currency	(697)	(99)
Capital gain distributions from
regulated investment companies	8,870	5,398
Net change in unrealized appreciation/(depreciation) on:
Investments	11,697,883	797,707
Written options	(82,344)	(6,674)
Foreign currency	(1,414)	(194)
Net realized and unrealized gain on investments and options	20,177,809	2,706,150
Net Increase in Net Assets Resulting from Operations	$20,341,652	$2,866,141

The accompanying notes are an integral part of these financial statements.

SCHARF FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30, 2014	September 30, 2013

INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$163,843	$86,889
Net realized gain/(loss) from investments,
options, and foreign currency	8,554,814	(690,533)
Capital gain distributions from
regulated investment companies	8,870	—
Net change in unrealized appreciation/(depreciation) on:
Investments	11,697,883	9,999,080
Purchased options	—	40,533
Written options	(82,344)	50,570
Foreign currency	(1,414)	—
Net increase in net assets resulting from operations	20,341,652	9,486,539

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(61,148)	(123,005)
From net realized gain on investments	(36,607)	(66,388)
Total distributions to shareholders	(97,755)	(189,393)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from
net change in outstanding shares (a)	89,141,438	31,892,359
Total increase in net assets	109,385,335	41,189,505

NET ASSETS
Beginning of year	79,067,857	37,878,352
End of year	$188,453,192	$79,067,857
Undistributed net investment income	$165,769	$61,148

(a)	A summary of share transactions is as follows:

		Year Ended		Year Ended
		September 30, 2014		September 30, 2013
		Shares	Paid-in Capital	Shares	Paid-in Capital
	Shares sold	2,749,799	$102,332,098	1,606,212	$47,382,499
	Shares issued on
	reinvestments of distributions	2,811	96,423	6,787	186,573
	Shares redeemed*	(358,889)	(13,287,083)	(553,897)	(15,676,713)
	Net increase	2,393,721	$89,141,438	1,059,102	$31,892,359
*	Net of redemption fees of		$1,421		$7,389

The accompanying notes are an integral part of these financial statements.

SCHARF BALANCED OPPORTUNITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

		December 31, 2012*
	Year Ended	to
	September 30, 2014	September 30, 2013
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$159,991	$71,043
Net realized gain from investments,
options, and foreign currency	1,909,913	1,685
Capital gain distributions from
regulated investment companies	5,398	—
Net change in unrealized appreciation/(depreciation) on:
Investments	797,707	1,518,520
Written options	(6,674)	—
Foreign currency	(194)	—
Net increase in net assets resulting from operations	2,866,141	1,591,248

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(93,820)	—
From net realized gain on investments	(202,759)	—
Total distributions to shareholders	(296,579)	—

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from
net change in outstanding shares	17,672,034	16,101,763
Total increase in net assets	20,241,596	17,693,011

NET ASSETS
Beginning of period	17,693,011	—
End of period	$37,934,607	$17,693,011
Undistributed net investment income	$138,726	$71,057

(a)	A summary of share transactions is as follows:

			December 31, 2012*
	Year Ended		to
	September 30, 2014		September 30, 2013
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	631,329	$18,784,720	416,051	$10,538,650
Shares issued on
reinvestments of distributions	10,573	294,663	—	—
Shares issued in connection
with transfer in kind	—	—	294,517	7,068,400
Shares redeemed	(48,215)	(1,407,349)	(59,037)	(1,505,287)
Net increase	593,687	$17,672,034	651,531	$16,101,763
*	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

SCHARF FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

			December 30, 2011*
	Year Ended	Year Ended	to
	September 30, 2014	September 30, 2013	September 30, 2012
Net asset value,
beginning of period	$32.43	$27.47	$24.00

Income from investment operations:
Net investment income^	0.05	0.05	0.14
Net realized and unrealized gain
on investments, options,
and foreign currency	6.56	5.02	3.33
Total from investment operations	6.61	5.07	3.47

Less distributions:
From net investment income	(0.02)	(0.07)	—
From net realized gain
on investments	(0.02)	(0.04)	—
Total distributions	(0.04)	(0.11)	—
Paid-in capital from
redemption fees^#	0.00	0.00	0.00
Net asset value, end of period	$39.00	$32.43	$27.47

Total return	20.39%	18.55%	14.46	%‡

Ratios/supplemental data:
Net assets, end of period (thousands)	$188,453	$79,068	$37,878
Ratio of expenses to average net assets:
Before fee waivers	1.30%	1.46%	1.88	%†
After fee waivers	1.25%	1.25%	1.25	%†
Ratio of net investment income/(loss)
to average net assets:
Before fee waivers	0.08%	(0.05)%	0.07	%†
After fee waivers	0.13%	0.16%	0.70	%†
Portfolio turnover rate	31.20%	36.51%	21.75	%‡

*	Commencement of operations.
^	Based on average shares outstanding.
†	Annualized.
‡	Not annualized.
#	Amount is less than $0.01.

The accompanying notes are an integral part of these financial statements.

SCHARF BALANCED OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

		December 31, 2012*
	Year Ended	to
	September 30, 2014	September 30, 2013

Net asset value, beginning of period	$27.16	$24.00

Income from investment operations:
Net investment income	0.14	0.13	^
Net realized and unrealized gain
on investments, options, and foreign currency	3.60	3.03
Total from investment operations	3.74	3.16

Less distributions:
From net investment income	(0.14)	—
From net realized gain on investments	(0.30)	—
Total distributions	(0.44)	—
Paid-in capital from redemption fees	—	0.00	^#
Net asset value, end of period	$30.46	$27.16

Total return	13.93%	13.17	%‡

Ratios/supplemental data:
Net assets, end of period (thousands)	$37,935	$17,693
Ratio of expenses to average net assets:
Before fee waivers	1.69%	2.10	%†
After fee waivers	1.20%	1.20	%†
Ratio of net investment income/(loss) to average net assets:
Before fee waivers	0.13%	(0.22	)%†
After fee waivers	0.62%	0.68	%†
Portfolio turnover rate	36.18%	23.01	%‡

*	Commencement of operations.
^	Based on average shares outstanding.
†	Annualized.
‡	Not annualized.
#	Amount is less than $0.01.

The accompanying notes are an integral part of these financial statements.

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2014

NOTE 1 – ORGANIZATION

The Scharf Fund and the Scharf Balanced Opportunity Fund (each a “Fund” and collectively, the “Funds”) are each a diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company.  The investment objective of the Scharf Fund is to seek long-term capital appreciation. The investment objective of the Scharf Balanced Opportunity Fund is to seek long-term capital appreciation and income.  The Scharf Fund commenced operations on December 30, 2011. The Scharf Balanced Opportunity Fund commenced operations on December 31, 2012.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.

B.
Federal Income Taxes: It is the Funds’ policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provision is required.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Scharf Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax years 2012-2013, or expected to be taken in the Fund’s 2014 tax returns.  Management has analyzed the Scharf Balanced Opportunity Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax year 2013, or expected to be taken in the Fund’s 2014 tax returns. The Funds identify their major tax jurisdictions as U.S. Federal and the state of Wisconsin; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Securities Transactions, Income and Distributions: Securities transactions are accounted for on the trade date. Realized gains and losses on securities sold are calculated on the basis of specified cost.  Interest income is recorded on an

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2014, Continued

accrual basis.  Discounts and premiums on securities purchased are accreted/amortized over the life of the respective security. Dividend income and distributions to shareholders are recorded on the ex-dividend date.  Withholding taxes on foreign dividends have been provided for in accordance with each Fund’s understanding of the applicable country’s tax rules and rates.

The Funds distribute substantially all net investment income, if any, and net realized capital gains, if any, annually.  The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which differs from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

Each Fund is charged for those expenses that are directly attributable to the Fund, such as investment advisory, custody and transfer agent fees. Expenses that are not attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets.

D.
Reclassification of Capital Accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

For the year ended September 30, 2014, the Funds made the following permanent tax adjustments on the statement of assets and liabilities:

	Undistributed	Accumulated
	Net Investment	Net Realized
	Income	Gain
Scharf Fund	$1,926	$(1,926)
Scharf Balanced Opportunity Fund	1,498	(1,498)

E.
Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

F.
Redemption Fees: The Scharf Fund charges a 2.00% redemption fee to shareholders who redeem shares held for 60 days or less. The Scharf Balanced Opportunity Fund charges a 2.00% redemption fee to shareholders who redeem shares held for 15 days or less. Such fees are retained by the Funds and

SCHARF FUNDS
NOTES TO FINANCIAL STATEMENTS at September 30, 2014, Continued

accounted for as an addition to paid-in capital. During the year ended September 30, 2014, the Scharf Fund retained $1,421 in redemption fees.

G.
Derivatives: The Funds have adopted the financial accounting reporting rules as required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification. The Funds are required to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

The Funds may utilize options for hedging purposes as well as direct investment. Some options strategies, including buying puts, tend to hedge the Funds’ investments against price fluctuations. Other strategies, such as writing puts and calls and buying calls, tend to increase market exposure. Options contracts may be combined with each other in order to adjust the risk and return characteristics of each Fund’s overall strategy in a manner deemed appropriate to the Adviser and consistent with each Fund’s investment objective and policies. When a call or put option is written, an amount equal to the premium received is recorded as a liability. The liability is marked-to-market daily to reflect the current fair value of the written option. When a written option expires, a gain is realized in the amount of the premium originally received. If a closing purchase contract is entered into, a gain or loss is realized in the amount of the original premium less the cost of the closing transaction. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security which is purchased upon the exercise of the option.

With options, there is minimal counterparty credit risk to the Funds since the options are covered or secured, which means that the Funds will own the underlying security or, to the extent they do not hold the security, will maintain liquid assets consisting of cash, short-term securities, or equity or debt securities equal to the market value of the security underlying the option, marked to market daily.

Options purchased are recorded as investments and marked-to-market daily to reflect the current fair value of the option contract. If an option purchased expires, a loss is realized in the amount of the cost of the option contract. If a closing transaction is entered into, a gain or loss is realized to the extent that the proceeds from the sale are greater or less than the cost of the option. If a purchase put option is exercised, a gain or loss is realized from the sale of the underlying security by adjusting the proceeds from such sale by the amount of the premium

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2014, Continued

originally paid. If a purchased call option is exercised, the cost of the security purchased upon exercise is increased by the premium originally paid.

As of September 30, 2014, the location of derivatives in the statements of assets and liabilities and the value of the derivative instruments categorized by risk exposure is as follows:

Scharf Fund

Derivative Type	Statements of Assets and Liabilities Location	Value
Equity Contracts	Options written, at fair value	$(78,368)

Scharf Balanced Opportunity Fund

Derivative Type	Statements of Assets and Liabilities Location	Value
Equity Contracts	Options written, at fair value	$(26,000)

The effect of derivative instruments on the statements of operations for the year ended September 30, 2014 is as follows:

Scharf Fund

Derivative Type	Location of Loss on Derivatives Recognized in Income	Value
Equity Contracts	Realized loss on purchased options	$(33,939)
Equity Contracts	Change in unrealized depreciation
	on written options	(82,344)

Scharf Balanced Opportunity Fund

Derivative Type	Location of Loss on Derivatives Recognized in Income	Value
Equity Contracts	Change in unrealized depreciation on written options	$(6,674)

The average monthly market values of purchased and written options during the year ended September 30, 2014, for the Scharf Fund was $6,187 and $65,341, respectively.

The average monthly market value of written options during the year ended September 30, 2014, for the Scharf Balanced Opportunity Fund was $20,368.

Transactions in written options contracts for the year ended September 30, 2014, are as follows:

Scharf Fund
	Contracts	Premiums Received
Beginning balance	56	$84,170
Options exercised	(25)	(37,576)
Outstanding at September 30, 2014	31	$46,594

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2014, Continued

Scharf Balanced Fund
	Contracts	Premiums Received
Beginning balance	—	$—
Options written	138	85,434
Options exercised	(98)	(66,108)
Outstanding at September 30, 2014	40	$19,326

The Funds have adopted financial reporting rules regarding offsetting assets and liabilities and related arrangements to enable users of their financial statements to understand the effect of those arrangements on their financial position.  During the year ended September 30, 2014, the Funds were not subject to any master netting arrangements.

The table below shows the offsetting assets and liabilities relating to the written options shown on the statements of assets and liabilities.

Scharf Fund
Assets:
Gross Amounts not
Offset in the Statement
of Assets and Liabilities
	Gross	Gross	Net
	Amounts	Amounts	Amounts
	of	Offset	Presented
	Recognized	in the	in the
	Assets	Statement	Statement		Collateral
	or	of Assets &	of Assets &	Financial	Pledged	Net
Description	Liabilities	Liabilities	Liabilities	Instruments	(Received)	Amount
None	$—	$—	$—	$—	$—	$—
	$—	$—	$—	$—	$—	$—

Liabilities:
Description
Written Options	$78,368	$—	$78,368	$78,368	$—	$78,368
	$78,368	$—	$78,368	$78,368	$—	$78,368

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2014, Continued

Scharf Balanced Opportunity Fund
Assets:
Gross Amounts not
Offset in the Statement
of Assets and Liabilities
	Gross	Gross	Net
	Amounts	Amounts	Amounts
	of	Offset	Presented
	Recognized	in the	in the
	Assets	Statement	Statement		Collateral
	or	of Assets &	of Assets &	Financial	Pledged	Net
Description	Liabilities	Liabilities	Liabilities	Instruments	(Received)	Amount
None	$—	$—	$—	$—	$—	$—
	$—	$—	$—	$—	$—	$—

Liabilities:
Description
Written Options	$26,000	$—	$26,000	$26,000	$—	$26,000
	$26,000	$—	$26,000	$26,000	$—	$26,000

H.
Events Subsequent to the Fiscal Year End:  In preparing the financial statements as of September 30, 2014, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements.

NOTE 3 – SECURITIES VALUATION

The Funds have adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2014, Continued

Following is a description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis.

Each Fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading on the New York Stock Exchange (4:00 pm EST).

Equity Securities:  The Funds’ investments are carried at fair value. Equity securities, including common stocks and exchange-traded funds, that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices.  Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price.  Investments in open-end mutual funds are valued at their net asset value per share.  To the extent, these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Fixed Income Securities: Debt securities, such as corporate bonds, asset backed securities, municipal bonds, and U.S. government agency issues are valued at market on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques.  The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer.  In addition, the model may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data.  Certain securities are valued principally using dealer quotations.  These securities will generally be classified in level 2 of the fair value hierarchy.

Options: Exchange-traded options are valued at the composite price, using the National Best Bid and Offer quotes. Specifically, composite pricing looks at the last trades on the exchanges where the options are traded. If there are no trades for the option on a given business day, composite option pricing calculates the mean of the highest bid price and the lowest ask price across the exchanges where the option is traded. Exchange-traded options that are actively traded are categorized in level 1 of the fair value hierarchy.

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2014, Continued

Short-Term Securities:  Short-term securities having a maturity of 60 days or less are valued at amortized cost, which approximates market value.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

The Board of Trustees (the “Board”) has delegated day-to-day valuation issues to a Valuation Committee which is comprised of representatives from U.S. Bancorp Fund Services, LLC, the Funds’ administrator. The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available or the closing price does not represent fair value by following procedures approved by the Board. These procedures consider many factors, including the type of security, size of holding, trading volume and news events. All actions taken by the Valuation Committee are reviewed and ratified by the Board.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either level 2 or level 3 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Funds’ securities as of September 30, 2014:

Scharf Fund

Assets:	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$22,732,346	$—	$—	$22,732,346
Consumer Staples	14,260,712	—	—	14,260,712
Energy	11,476,081	—	—	11,476,081
Finance and Insurance	19,035,749	—	—	19,035,749
Healthcare	23,373,099	—	—	23,373,099
Industrial	1,104,778	—	—	1,104,778
Information Technology	43,971,110	—	—	43,971,110
Manufacturing	9,963,448	—	—	9,963,448
Mining	5,895,036	—	—	5,895,036
Retail Trade	5,745,257	—	—	5,745,257
Telecommunications	8,112,788	—	—	8,112,788
Total Common Stocks	165,670,404	—	—	165,670,404
Short-Term Investments	22,459,933	—	—	22,459,933
Total Investments in Securities	$188,130,337	$—	$—	$188,130,337
Liabilities:
Options Written	$78,368	$—	$—	$78,368
Total Liabilities	$78,368	$—	$—	$78,368

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2014, Continued

Scharf Balanced Opportunity Fund

	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$3,334,654	$—	$—	$3,334,654
Consumer Staples	1,897,589	—	—	1,897,589
Energy	1,566,319	—	—	1,566,319
Finance and Insurance	3,085,328	—	—	3,085,328
Healthcare	3,379,261	—	—	3,379,261
Information Technology	6,226,228	—	—	6,226,228
Manufacturing	1,263,188	—	—	1,263,188
Mining	833,753	—	—	833,753
Real Estate	788,720	—	—	788,720
Retail Trade	823,091	—	—	823,091
Telecommunications	1,230,812	—	—	1,230,812
Total Common Stocks	24,428,943	—	—	24,428,943
Preferred Stocks
Closed-End Funds	1,057,262	—	—	1,057,262
Finance and Insurance	692,131	—	—	692,131
Utilities	43,180	—	—	43,180
Total Preferred Stocks	1,792,573	—	—	1,792,573
Royalty Trust
Mining	260,228	—	—	260,228
Total Royalty Trust	260,228	—	—	260,228
Fixed Income
Convertible Bonds	—	503,750	—	503,750
Corporate Bonds	—	470,273	—	470,273
Municipal Bonds	—	1,155,703	—	1,155,703
Total Fixed Income	—	2,129,726	—	2,129,726
Short-Term Investments	8,858,049	—	—	8,858,049
Total Investments in Securities	$35,339,793	$2,129,726	$—	$37,469,519
Liabilities:
Options Written	$26,000	$—	$—	$26,000
Total Liabilities	$26,000	$—	$—	$26,000

Refer to the Funds’ Schedule of Investments for a detailed break-out of securities by industry classification. Transfers between levels are recognized at September 30, 2014, the end of the reporting period. The Funds recognized no transfers to/from Level 1 or Level 2. There were no Level 3 securities held in the Funds during the year ended September 30, 2014.

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2014, Continued

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Funds have an investment advisory agreement with Scharf Investments, LLC (the “Adviser”) pursuant to which the Adviser is responsible for providing investment management services to the Funds.  The Adviser furnished all investment advice, office space and facilities, and provides most of the personnel needed by each Fund.  As compensation for its services, the Adviser is entitled to a fee, computed daily and payable monthly.  The Funds pay fees calculated at an annual rate of 0.99% based upon the average daily net assets of each Fund.  For the year ended September 30, 2014, the Scharf Fund and the Scharf Balanced Opportunity Fund incurred $1,229,920 and $255,088, respectively, in advisory fees.

The Funds are responsible for their own operating expenses. The Adviser has agreed to reduce fees payable to it by the Funds and to pay Fund operating expenses to the extent necessary to limit the Scharf Fund and the Scharf Balanced Opportunity Fund’s aggregate annual operating expenses to 1.25% and 1.20%, respectively, of average daily net assets of the Funds.  Any such reduction made by the Adviser in its fees or payment of expenses which are the Funds’ obligation are subject to reimbursement by the Funds to the Adviser, if so requested by the Adviser, in subsequent fiscal years if the aggregate amount actually paid by the Funds toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses.  The Adviser is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Funds’ payment of current ordinary operating expenses.  For the year ended September 30, 2014, the Adviser reduced its fees in the amount of $62,615 for the Scharf Fund and $127,045 for the Scharf Balanced Opportunity Fund.

The expense limitation will remain in effect through at least January 27, 2015, and may be terminated only by the Trust’s Board of Trustees.  Cumulative expenses subject to recapture expire as follows:

		Scharf Balanced
Scharf Fund		Opportunity Fund
Year	Amount	Year	Amount
2015	$88,081
2016	113,665	2016	$93,377
2017	62,615	2017	127,045
	$264,361		$220,422

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2014, Continued

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Funds’ Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals.  U.S. Bancorp Fund Services, LLC (“USBFS” or the “Transfer Agent”) also serves as the fund accountant and transfer agent to the Funds. U.S. Bank N.A., an affiliate of USBFS, serves as the Funds’ custodian.

For the year ended September 30, 2014, the Funds incurred the following expenses for administration and fund accounting, custody, transfer agency, and Chief Compliance Officer fees:

		Scharf Balanced
	Scharf Fund	Opportunity Fund
Administration and Fund Accounting	$109,304	$53,054
Custody	31,994	16,188
Transfer Agency (a)	17,159	10,541
Chief Compliance Officer	9,251	9,249
(a) Does not include out-of-pocket expenses

At September 30, 2014, the Funds had payables due to USBFS for administration and fund accounting, U.S. Bank, N.A. for custody fees, transfer agency, and Chief Compliance Officer fees in the following amounts:

		Scharf Balanced
	Scharf Fund	Opportunity Fund
Administration and Fund Accounting	$19,323	$8,885
Custody	4,542	4,020
Transfer Agency (a)	2,851	1,776
Chief Compliance Officer	1,500	1,500
(a) Does not include out-of-pocket expenses

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares.  The Distributor is an affiliate of the Administrator.

Certain officers of the Trust are employees of the Administrator.

NOTE 5 – SHAREHOLDER SERVICING FEE

The Funds have entered into a Shareholder Servicing Agreement (the “Agreement”) with the Adviser, under which the Funds may pay servicing fees at an annual rate of 0.10% of the average daily net assets of each Fund.  Payments to the Adviser under

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2014, Continued

the Agreement may reimburse the Adviser for payments it makes to selected brokers, dealers and administrators which have entered into service agreements with the Adviser for services provided to shareholders of the Funds.  The services provided by such intermediaries are primarily designed to assist shareholders of the Funds and include the furnishing of office space and equipment, telephone facilities, personnel and assistance to the Funds in servicing such shareholders.  Services provided by such intermediaries also include the provision of support services to the Funds and include establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Funds, and providing such other personal services to shareholders as the Funds may reasonably request.  For the year ended September 30, 2014, the Scharf Fund and the Scharf Balanced Opportunity Fund incurred shareholder servicing fees of $124,234 and $25,767, respectively, under the Agreement.

NOTE 6 – LINES OF CREDIT

The Scharf Fund and the Scharf Balanced Opportunity Fund had lines of credit in the amount of $6,000,000 and $1,000,000, respectively. These lines of credit are intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Funds’ custodian, U.S. Bank N.A. During the year ended September 30, 2014, the Funds did not draw upon their lines of credit.

NOTE 7 – PURCHASES AND SALES OF SECURITIES

For the year ended September 30, 2014, the cost of purchases and the proceeds from sales of securities (excluding options and short-term securities) for the Scharf Fund were $110,737,796 and $35,075,879, respectively.

For the year ended September 30, 2014, the cost of purchases and the proceeds from sales of securities (excluding options and short-term securities) for the Scharf Balanced Opportunity Fund were $18,717,701 and $7,423,201, respectively.

NOTE 8 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

As of September 30, 2014, the components of accumulated earnings/(losses) on a tax basis were as follows:

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2014, Continued

		Scharf Balanced
	Scharf Fund	Opportunity Fund
Cost of investments (a)	$164,984,345	$34,211,055
Gross tax unrealized appreciation	26,776,538	4,175,796
Gross tax unrealized depreciation	(3,630,546)	(917,332)
Net tax unrealized appreciation (a)	23,145,992	3,258,464
Undistributed ordinary income	651,515	475,635
Undistributed long-term capital gains	7,491,929	1,384,088
Total distributable earnings	8,143,444	1,859,723
Unrealized written options	(31,774)	(6,674)
Unrealized foreign currency	(1,414)	(194)
Other accumulated gains/(losses)	—	—
Total accumulated earnings/(losses)	$31,256,248	$5,111,319

(a)	The difference between book-basis and tax basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 31, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses.  Under the law in effect prior to the Act, pre-enactment net capital losses were carried forward for eight years and treated as short-term losses.  As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

The Scharf Fund utilized $17,433 of short-term capital loss carryforward.

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2014, Continued

The tax character of distributions paid during the year ended September 30, 2014 and the year ended September 30, 2013 was as follows:

Scharf Fund
	Year Ended	Year Ended
	September 30, 2014	September 30, 2013
Ordinary income	$61,148	$189,393
Long-term capital gains	$36,607	$ —

Scharf Balanced Opportunity Fund
	Year Ended
	September 30, 2014
Ordinary income	$113,955
Long-term capital gains	$182,624

Ordinary income distributions may include short-term capital gains.

SCHARF FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees
Advisors Series Trust and
Shareholders of:
Scharf Funds

We have audited the accompanying statements of assets and liabilities of the Scharf Fund and the Scharf Balanced Opportunity Fund (each a “Fund” and collectively, the “Funds”), each a series of Advisors Series Trust (the “Trust”), including the schedules of investments, as of September 30, 2014, and with respect to the Scharf Fund, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period December 30, 2011 (commencement of operations) to September 30, 2012, with respect to the Scharf Balanced Opportunity Fund, the related statement of operations for the year then ended, the statement of changes in net assets, and the financial highlights for the year then ended and for the period December 31, 2012 (commencement of operations) to September 30, 2013.  These financial statements and financial highlights are the responsibility of the Trust’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of September 30, 2014, by correspondence with the custodian and brokers.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Scharf Fund and the Scharf Balanced Opportunity Fund, as of September 30, 2014, and the results of their operations, the changes in their net assets, and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.
TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
November 26, 2014

SCHARF FUNDS
NOTICE TO SHAREHOLDERS at September 30, 2014 (Unaudited)

For the year ended September 30, 2014, the Scharf Fund and the Scharf Balanced Opportunity Fund designated $61,148 and $113,955, respectively, as ordinary income. The Scharf Fund and the Scharf Balanced Opportunity Fund designated $36,607 and $182,624, respectively, as long-term capital gains for purposes of the dividends paid deduction.

For the year ended September 30, 2014, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from net investment income designated as qualified dividend income for the Scharf Fund and the Scharf Balanced Opportunity Fund was 100.00% and 91.68%, respectively.

For corporate shareholders in the Scharf Fund and the Scharf Balanced Opportunity Fund, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended September 30, 2014 was 100.00% and 81.71%, respectively.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the Scharf Fund and the Scharf Balanced Opportunity Fund was 0.00% and 17.67%, respectively.

How to Obtain a Copy of the Funds’ Proxy Voting Policies

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling 1-866-572-4273 (1-866-5SCHARF) or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Funds’ Proxy Voting Records for the 12-Month Period Ended June 30, 2014

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-866-572-4273 (1-866-5SCHARF). Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090. Information included in the Funds’ Form N-Q is also available by calling 1-866-572-4273 (1-866-5SCHARF).

SCHARF FUNDS

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

This chart provides information about the Trustees and Officers who oversee the Funds.  Officers elected by the Trustees manage the day-to-day operations of the Funds and execute policies formulated by the Trustees.

Independent Trustees(1)
		Term of		Number of
		Office		Portfolios	Other
	Position	and	Principal	in Fund	Directorships
	Held	Length	Occupation	Complex	Held During
Name, Address	with the	of Time	During Past	Overseen by	Past Five
and Age	Trust	Served	Five Years	Trustee(2)	Years(3)

Gail S. Duree	Trustee	Indefinite	Director, Alpha	2	Trustee,
(age 68)		term since	Gamma Delta		Advisors
615 E. Michigan Street		March	Housing Corporation		Series Trust
Milwaukee, WI 53202		2014.	(collegiate housing		(for series not
			management) (2012		affiliated with
			to present); Trustee		the Funds);
			and Chair (2000 to		Independent
			2012), New Covenant		Trustee from
			Mutual Funds		1999 to 2012,
			(1999-2012); Director		New Covenant
			and Board Member,		Mutual Funds.
Alpha Gamma Delta
Foundation
organization)
(2005 to 2011).

Donald E. O’Connor	Trustee	Indefinite	Retired; former Financial	2	Trustee,
(age 78)		term since	Consultant and former		Advisors
615 E. Michigan Street		February	Executive Vice President		Series Trust
Milwaukee, WI 53202		1997.	and Chief Operating		(for series not
			Officer of ICI Mutual		affiliated with
			Insurance Company		the Funds);
			(until January 1997).		Trustee, The
Forward Funds
(33 portfolios).

George J. Rebhan	Trustee	Indefinite	Retired; formerly	2	Trustee,
(age 80)		term since	President, Hotchkis and		Advisors
615 E. Michigan Street		May 2002.	Wiley Funds (mutual		Series Trust
Milwaukee, WI 53202			funds) (1985 to 1993).		(for series not
affiliated with
the Funds);
Independent
Trustee from
1999 to 2009,
E*TRADE
Funds.

SCHARF FUNDS

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

		Term of		Number of
		Office		Portfolios	Other
	Position	and	Principal	in Fund	Directorships
	Held	Length	Occupation	Complex	Held During
Name, Address	with the	of Time	During Past	Overseen by	Past Five
and Age	Trust	Served	Five Years	Trustee(2)	Years(3)

George T. Wofford	Trustee	Indefinite	Retired; formerly Senior	2	Trustee,
(age 74)		term since	Vice President, Federal		Advisors
615 E. Michigan Street		February	Home Loan Bank of		Series Trust
Milwaukee, WI 53202		1997.	San Francisco.		(for series not
affiliated with
the Funds).
Interested Trustee

Joe D. Redwine(4)	Interested	Indefinite	President, CEO, U.S.	2	Trustee,
(age 67)	Trustee	term since	Bancorp Fund Services,		Advisors
615 E. Michigan Street		September	LLC (May 1991 to		Series Trust
Milwaukee, WI 53202		2008.	present).		(for series not
affiliated with
the Funds).
Officers
Term of Office
Name, Address	Position Held	and Length of	Principal Occupation
and Age	with the Trust	Time Served	During Past Five Years

Joe D. Redwine	Chairman and	Indefinite	President, CEO, U.S. Bancorp Fund
(age 67)	Chief Executive	term since	Services, LLC (May 1991 to present).
615 E. Michigan Street	Officer	September 2007.
Milwaukee, WI 53202

Douglas G. Hess	President and	Indefinite	Senior Vice President, Compliance and
(age 47)	Principal	term since	Administration, U.S. Bancorp Fund
615 E. Michigan Street	Executive Officer	June 2003.	Services, LLC (March 1997 to present).
Milwaukee, WI 53202

Cheryl L. King	Treasurer and	Indefinite	Vice President, Compliance and
(age 53)	Principal	term since	Administration, U.S. Bancorp Fund
615 E. Michigan Street	Financial Officer	December 2007.	Services, LLC (October 1998 to
Milwaukee, WI 53202			present).

Kevin J. Hayden	Assistant	Indefinite	Assistant Vice President, Compliance
(age 43)	Treasurer	term since	and Administration, U.S. Bancorp Fund
615 E. Michigan Street		September 2013.	Services, LLC (June 2005 to present).
Milwaukee, WI 53202

Albert Sosa	Assistant	Indefinite	Assistant Vice President, Compliance
(age 43)	Treasurer	term since	and Administration, U.S. Bancorp Fund
615 E. Michigan Street		September 2013.	Services, LLC (June 2004 to present).
Milwaukee, WI 53202

SCHARF FUNDS

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

Term of Office
Name, Address	Position Held	and Length of	Principal Occupation
and Age	with the Trust	Time Served	During Past Five Years

Michael L. Ceccato	Vice President,	Indefinite	Senior Vice President, U.S. Bancorp
(age 57)	Chief Compliance	term since	Fund Services, LLC (February 2008 to
615 E. Michigan Street	Officer and	September 2009.	present).
Milwaukee, WI 53202	AML Officer

Jeanine M. Bajczyk, Esq.	Secretary	Indefinite	Senior Vice President and Counsel,
(age 49)		term since	U.S. Bancorp Fund Services, LLC
615 E. Michigan Street		June 2007.	(May 2006 to present).
Milwaukee, WI 53202

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
As of September 30, 2014, the Trust is comprised of 43 active portfolios managed by unaffiliated investment advisors.  The term “Fund Complex” applies only to the Funds.  The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

(3)
“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, “public companies”) or other investment companies registered under the 1940 Act.

(4)
Mr. Redwine is an “interested person” of the Trust as defined by the 1940 Act.  Mr. Redwine is an interested Trustee of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC who acts as principal underwriter to the series of the Trust.

The Statement of Additional Information includes additional information about the Funds’ Trustees and Officers and is available, without charge, upon request by calling 1-866-572-4273 (1-866-5SCHARF).

SCHARF FUNDS
HOUSEHOLDING

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses,  annual and semi-annual reports, proxy statement and other similar documents you receive by sending only one copy of each to those addresses shared by two or more  accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-866-572-4273 (1-866-5SCHARF) to request individual copies of these documents. Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

SCHARF FUNDS
PRIVACY NOTICE

The Funds collect non-public information about you from the following sources:

●    Information we receive about you on applications or other forms;

●    Information you give us orally; and/or

●    Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Funds.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Investment Adviser
Scharf Investments, LLC
5619 Scotts Valley Drive, Suite 140
Scotts Valley, CA  95066

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI  53202

Custodian
U.S. Bank National Association
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, WI  53212

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI  53202
(866) 572-4273

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA  19103

Legal Counsel
Paul Hastings LLP
77 East 55th Street
New York, NY  10022

This report is intended for shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.  For a current prospectus please call (866)-5SCHARF.  Statements and other information herein are dated and are subject to change.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Ms. Gail S. Duree is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 9/30/2014	FYE 9/30/2013
Audit Fees	$30,800	$27,200
Audit-Related Fees	N/A	N/A
Tax Fees	$6,400	$6,200
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 9/30/2014	FYE 9/30/2013
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 9/30/2014	FYE 9/30/2013
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)  Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*               /s/ Douglas G. Hess
           Douglas G. Hess, President

Date    12/5/14

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*                /s/ Douglas G. Hess
Douglas G. Hess, President

Date     12/5/14

By (Signature and Title)*               /s/ Cheryl L. King
   Cheryl L. King, Treasurer

Date     12/5/14

* Print the name and title of each signing officer under his or her signature